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Exhibit 10.3

Execution Version

SECOND AMENDMENT

TO

CREDIT AGREEMENT

Among

LINN ENERGY, LLC
as Borrower,

BNP PARIBAS,
as Administrative Agent,

and

The Lenders Signatory Hereto

Effective as of August 12, 2005

SECOND AMENDMENT TO CREDIT AGREEMENT AND CONSENT

        This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment") executed effective as of the 12th of August, 2005 (the "Second Amendment Effective Date") is among LINN ENERGY, LLC (formerly known as Linn Energy Holdings, LLC), a limited liability company formed under the laws of the State of Delaware (the "Borrower"); each of the undersigned guarantors (the "Guarantors", and together with the Borrower, the "Obligors"); each of the Lenders that is a signatory hereto; and BNP PARIBAS, as administrative agent for the Lenders (in such capacity, together with its successors, the "Administrative Agent").

        Recitals

        A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of April 13, 2005, as amended by that certain First Amendment and Consent, dated May 3, 2005 (the "Credit Agreement"), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

        B. The Borrower has requested and the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement.

        C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Second Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this Second Amendment refer to the Credit Agreement.

        Section 2. Amendments to Credit Agreement.

        2.1   Definitions. The definition of "Consolidated Net Income" in Section 1.02 is hereby amended by inserting the following section (f) after the semicolon following section (e):

    "and (f) any loss or gain resulting from the cancellation/monetization of Swap Agreements in place, provided that the Borrower is in compliance with all other covenants and the Borrowing Base is adjusted to reflect the impact of such cancellation/monetization, provided that no such gain or loss shall be excluded if such gain or loss occurs after the earlier of (i) the Initial Public Offering and (ii) December 31, 2005;"

        2.3   Interim Redetermination of the Borrowing Base. Pursuant to Section 2.07(b), the Borrower elects to initiate, and each Lender consents to, an Interim Redetermination. For the period from and including the Second Amendment Effective Date to but excluding October 1st, 2005, the amount of the Borrowing Base shall be $132,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 8.13(c) or Section 9.12(d).

        Section 3. Conditions Precedent. The effectiveness of this Second Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 3, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

        3.1   Payment of Outstanding Invoices. Payment by the Borrower to the Administrative Agent of all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower.

        3.2   Amendment Fee. Payment by the Borrower of an amendment fee to the Administrative Agent for the account of each Lender in an amount equal to 0.25% of its final allocation of the $23,000,000 increase in the Borrowing Base as in effect on the Second Amendment Effective Date.

        3.3   Second Amendment. The Administrative Agent shall have received multiple counterparts as requested of the this Second Amendment from each Lender.

        3.4   No Default. No Default or Event of Default shall have occurred and be continuing as of the Second Amendment Effective Date.

        Section 4. Representations and Warranties; Etc. Each Obligor hereby affirms: (a) that as of the date of execution and delivery of this Second Amendment, all of the representations and warranties contained in each Loan Document to which such Obligor is a party are true and correct in all material respects as though made on and as of the Second Amendment Effective Date (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this Second Amendment and to the transactions contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

        Section 5. Miscellaneous.

        5.1   Confirmation. The provisions of the Credit Agreement (as amended by this Second Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Second Amendment.

        5.2   Ratification and Affirmation of Obligors. Each of the Obligors hereby expressly (i) acknowledges the terms of this Second Amendment, (ii) ratifies and affirms its obligations under the Guarantee Agreement and the other Security Instruments to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guarantee Agreement and the other Security Instruments to which it is a party and agrees that its guarantee under the Guarantee Agreement and the other Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby.

        5.3   Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

        5.4   No Oral Agreement. THIS WRITTEN SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

        5.5   Governing Law. THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

        IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed effective as of the date first written above.

BORROWER:	LINN ENERGY, LLC
	By:	/s/ KOLJA ROCKOV Kolja Rockov Executive Vice President & Chief Financial Officer

Second Amendment
Signature Page-1

GUARANTORS:	LINN ENERGY HOLDINGS, L.L.C.
	By:	/s/ KOLJA ROCKOV Kolja Rockov Executive Vice President & Chief Financial Officer
LINN OPERATING, LLC
	By:	/s/ KOLJA ROCKOV Kolja Rockov Executive Vice President & Chief Financial Officer

Second Amendment
Signature Page-2

ADMINISTRATIVE AGENT:	BNP PARIBAS, as Administrative Agent
	By:	/s/ DOUGLAS R. LIFTMAN
	Name:	Douglas R. Liftman
	Title:	Managing Director
	By:	/s/ BETSY JOCHER
	Name:	Betsy Jocher
	Title:	Vice President
LENDERS:	BNP PARIBAS
	By:	/s/ DOUGLAS R. LIFTMAN
	Name:	Douglas R. Liftman
	Title:	Managing Director
	By:	/s/ BETSY JOCHER
	Name:	Betsy Jocher
	Title:	Vice President
ROYAL BANK OF CANADA
	By:	/s/ LORNE GARTNER
	Name:	Lorne Gartner
	Title:	Authorized Signatory
COMERICA BANK
	By:	/s/ HUMA VADGAMA
	Name:	Huma Vadgama
	Title:	Vice President
SOCIETE GENERALE
	By:	/s/ GRAEME R. BULLEN
	Name:	Graeme R. Bullen
	Title:	Director

Second Amendment
Signature Page-3

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  Exhibit 10.3
  Execution Version
SECOND AMENDMENT TO CREDIT AGREEMENT Among LINN ENERGY, LLC as Borrower, BNP PARIBAS, as Administrative Agent, and The Lenders Signatory Hereto Effective as of August 12, 2005
SECOND AMENDMENT TO CREDIT AGREEMENT AND CONSENT